 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2017

Care.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36269	20-5785879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Fourth Avenue, Fifth Floor Waltham, MA 02451 (Address of principal executive offices) (Zip Code)

(781) 642-5900 (Registrant’s telephone number, include area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.
On September 13, 2017, the Board of Directors (the "Board") of Care.com, Inc. (the "Company") elected George Bell as a director of the Company and to serve as the lead independent director of the Board. Mr. Bell has not been, and as of the date of filing of this Current Report on Form 8-K is not expected to be, elected to any committees of the Board. Mr. Bell has been designated as a Class III director and will serve on the Board until the Company’s 2019 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified.
Mr. Bell was recommended for election to the Board by the Company’s nominating and corporate governance committee, in accordance with the provisions of its charter.
There are currently no arrangements or understandings between Mr. Bell and any other person pursuant to which Mr. Bell was elected as a director. There are currently no transactions in which Mr. Bell has an interest requiring disclosure under Item 404(a) of Regulation S-K.
On September 13, 2017, in connection with his election to the Board, the Board approved a fiscal 2017 director's fee to Mr. Bell of $35,000 for his service on the Board and $30,000 for his service as lead independent director, in each case with such amount to be pro-rated from the date of his election until the end of the Company's 2017 fiscal year. If Mr. Bell elects to receive his cash compensation in the form of equity in lieu of cash, he will receive an equity grant of equal value in lieu of the cash consideration.
On September 18, 2017, the Company issued a press release announcing the election of Mr. Bell to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d)

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company on September 18, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2017	By:	/s/ Diane Musi
Diane Musi
General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company on September 18, 2017